SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 12, 2002
                      -------------------------------------

                            COVENANT TRANSPORT, INC.
             (Exact name of registrant as specified in its charter)


    Nevada                         0-24960                        88-0320154
(State or other            (Commission file number)           (I.R.S. employer
 jurisdiction of                                                identification
 incorporation or                                                   number)
   organization)

                               400 Birmingham Hwy.
                              Chattanooga, TN 37419
                  (Address, including zip code, of registrant's
                           principal executive office)


                                 (423) 821-1212
                         (Registrant's telephone number,
                              including area code)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
   (c) Exhibits.

    EXHIBIT
    NUMBER     EXHIBIT TITLE

    99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Executive Officer.

    99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Financial Officer.

ITEM 9. REGULATION FD DISCLOSURE.

     On August 12, 2002, Covenant Transport, Inc., a Nevada corporation (the "Company"), filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, with the Securities and Exchange Commission. Accompanying the Quarterly Report submission as correspondence were the certifications of the Company's Chief Executive Officer, David R. Parker, and Chief Financial Officer, Joey B. Hogan, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

     The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COVENANT TRANSPORT, INC.


Date: August 12, 2002               /s/ Joey B. Hogan
                                    -----------------------------------
                                    Joey B. Hogan
                                    Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX

99.1  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
      Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Executive Officer.

99.2  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
      Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Financial Officer.